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                                                                  EXHIBIT 10.18

                              SECOND AMENDMENT TO
                              EMPLOYMENT AGREEMENT

         This Second Amendment to Employment Agreement (the "Second Amendment") is executed and dated effective as of the 29th day of October, 2002 between Zonagen, Inc. (the "Company") and Louis Ploth, Jr. (the "Executive").

         WHEREAS, the Company and Executive entered into an Employment Agreement dated as of October 16, 1993, as amended by the First Amendment to Employment Agreement dated January 31, 2001 (as amended, the "Employment Agreement") which Employment Agreement has been renewed pursuant to the terms thereof;

         WHEREAS, the Company and Executive now wish to amend certain provisions of the Employment Agreement;

         NOW THEREFORE, in consideration of the foregoing and the mutual covenants herein, the parties hereto agree as follows:

         1. Capitalized terms used but not defined herein have the respective meanings set forth in the Employment Agreement.

         2. Section 3 of the Employment Agreement is hereby amended by deleting subparagraph (ii) in its entirety.

         3. Section 6(g) of the Employment Agreement is hereby amended to replace the first paragraph in its entirety with the following:

            "Notwithstanding anything in this Section 6 to the contrary, upon a Change of Control (as defined below), provided the Executive is an employee of the Company immediately prior thereto, the Company shall:

               (i) pay to the Executive, upon the closing of the Change of
                   Control, a lump sum cash payment equal to 1 times the Executive's then current annual salary; such payment shall be in lieu of any other payments payable to the Executive pursuant to Section 6(a) above, and the terms of Sections 6(d) and 6(f) shall not apply in such instance;

               (ii) accelerate in full the vesting of all shares subject to any of the Executive's outstanding stock options, and Executive shall have a period of two years following the Change of Control to exercise such options; and

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               (iii) continue, for the period of twelve (12) months commencing on the date of such Change of Control, to provide the benefits contemplated by Section 4(a) of this Agreement (provided that the continuation of such benefits shall be construed so as not to extend the period during which the Company shall be required to provide benefits under COBRA following the date of such Change of Control).

         4. Except as amended and modified by this Second Amendment, the Employment Agreement shall continue in full force and effect. The Employment Agreement and this Second Amendment shall be construed as one and the same instrument.

         5. This Second Amendment may be signed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument, and it shall not be necessary in making proof of this Second Amendment to produce or account for more than one such counterpart.

         6. This Second Amendment (i) constitutes the entire contract between the parties relative to the amendments to the Employment Agreement made hereby,
(ii) supersedes all prior agreements, consents and undertakings relating to such amendments and (iii) may not be contradicted by evidence of prior contemporaneous or subsequent oral agreements of the parties.

         7. This Second Amendment shall be construed and enforced in accordance with the laws of the State of Texas.

         8. This Second Amendment shall be binding upon and shall inure to the benefit of and enforceable by the parties hereto and their respective successors and assigns.


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         IN WITNESS WHEREOF, the parties have executed this Second Amendment to the Employment Agreement effective (the "Effective Date") for all purposes as of the date first above written.



EMPLOYEE                                      COMPANY

                                              ZONAGEN, INC.



/s/ Louis Ploth, Jr.                          By:  /s/ Joseph S. Podolski
--------------------------                         ----------------------------
Louis Ploth, Jr.                                   Joseph S. Podolski
                                                   President and
                                                   Chief Executive Officer


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